INVESTOR PRESENTATION May 2024 Lake Vista – Fort Collins, CO

centerspacehom es. com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2023. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT & LEGAL DISCLOSURE

OUR MISSION To provide a great home— for our residents, our team members, and our investors. OUR VISION To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others. 71 France – Edina, MN MISSION & VISION 3centerspacehom es. com

COMPANY OVERVIEW



Differentiated
Multifamily Market Exposure

12,883[1]
Apartments owned and operated

Key Indices
S&P SmallCap 600
MSCI US REIT
Russell 2000

NYSE: CSR

$2.1 Billion[2]
Total capitalization

RESULTS
INNOVATION
SERVICE
ENGAGEMENT

RISE is Centerspace's commitment to Results, Innovation, Service, and Engagement. It is how we monitor and measure our performance in our quest to provide a great home – for our residents, our team, and our investors.

1. *As of March 31, 2024*
2. *See page 11 for breakdown*

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TO EXECUTE THIS, WE FOCUS ON: CENTERSPACE is guided by the north star of increasing distributable cash flow Exceptional customer experience Diverse talent to enable a culture of engagement Enhancing efficiencies by scaling the business Managing the balance sheet to maximize financial flexibility Investing in high-quality and efficient rental communities Leveraging technology and systems Environmental, Social, Governance (ESG) CASH FLOW GROWTH FOCUS 5centerspacehom es. com centerspacehom es. com 6 2023 -------------------2024 Guidance Range-------------------- Actual Low Mid-Point High Revenues 7.2% 3.0% 3.8% 4.5% Expenses 4.6% 4.0% 4.8% 5.5% NOI 9.0% 2.5% 3.3% 4.0% Net Income $2.32 ($1.34) ($1.22) ($1.10) FFO $4.27 $4.57 $4.67 $4.76 Core FFO $4.78 $4.74 $4.83 $4.92 Same-Store Growth Per Share Other Key Assumptions Cascade Shores Townhomes + Flats – Rochester, MN RESULTS – 2024 FINANCIAL OUTLOOK ▪ Same-store capital expenditures of $1,075 per home to $1,150 per home ▪ Value-add expenditures of $25.0 million to $27.0 million ▪ Full year dispositions of $19.0 million Note: Reconciliations of the above can be found in the appendix of this presentation.

centerspacehom es. com RESULTS – FAVORABLE GROWTH PROFILE 7Note: Data is based on midpoint of initial guidance ranges provided by noted peers. SMID Cap Apt group includes ELME, IRT, an d NXRT. Non-coastal/Sunbelt group includes CPT, ELME, IRT, MAA, and NXRT. All multifamily group includes AVB, CPT, ELME, EQR, ESS, IRT, MAA, NXRT, and UDR. Source data: Company Filings 3.3% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS NOI Growth, Guidance Midpoint 1.0% at Midpoint -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily Core FFO/sh Growth, Guidance Midpoint 3.8% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Revenue Growth, Guidance Midpoint 4.8% at Midpoint 4.2% 4.4% 4.6% 4.8% 5.0% 5.2% 5.4% 5.6% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Expense Growth, Guidance Midpoint

centerspacehom es. com 8 Note: Data represents 2024 Same Store pool. QTD leasing spreads are through April 29, 2024 RESULTS – LEASING SPREADS ACCELERATING INTO LEASING SEASON Oxbo – St. Paul, MN 4.7% 2.0% -3.2% 0.0% 3.5% 4.7% 4.7% 3.6% 3.4% 3.3% 4.7% 3.6% 0.3% 1.5% 3.4% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 QTD SAME STORE LEASING UPDATE New Renewal Blended

centerspacehom es. com 9 -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 QTD SAME STORE LEASING Avg Rent Occupied New % Change Renewal % Change Blended % Change Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 QTD Occupancy 95.1% 94.4% 94.4% 94.4% 95.0% Expirations 29.9% 35.8% 19.4% 18.0% 9.0% Note: Data represents 2023 Same Store pool adjusted for dispositions to allow for showing two years of data. Occupancy represents weighted average physical occupancy. Information is through April 29, 2024. RESULTS – PORTFOLIO STABILITY & RESILIENCY Centerspace has grown average rents even in volatile economic times centerspacehom es. com 10 -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2023 vs 2022 Year-to-Date Rental Rate Growth New Lease Rents Renewal Rents Market % of Total NOI Minneapolis, MN 33.8% Denver, CO 22.7% North Dakota 11.3% Rochester, MN 9.4% Other Mountain West 8.8% Omaha, NE 6.2% St. Cloud, MN 5.0% Fort Collins, CO 2.8% Total 100.0% Note: NOI contribution is Q4 2023 multifamily only adjusted for February 2024 sales. Rental rate growth is January 1–April 29, 2023, compared to January 1–April 29, 2024 Blended Rent 0.8% 1.6% 5.6% 4.3% 1.8% 1.1% 1.7% 2.2% RESULTS – NOI COMPOSITION & RENTAL RATE GROWTH Palisades Apartments – Roseville, MN 2024 vs 2023 Year-To-Date Ren al Rate Growt

centerspacehom es. com 11 Common Equity 49% Secured Debt 29% Unsecured Debt 16% Series C Preferred 5% Series D Preferred 1%*Share price $57.14 as of 3/30/2024 Diversified Permanent Capital Base $2.1B Total Capitalization $929M Total Debt $1,018M Common Equity $110M Preferred Equity % of Total Maturing 0.0% 7.6% 10.7% 5.3% 12.5% 11.2% 9.1% 21.2% 2.7% 8.5% 1.6% 9.6% Weighted Average Interest Rate (2) 7.7% 5.4% 3.6% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% Low Maturities through 2025 Most Recent Quarter Wtd Avg Int Rate 3.6% & Wtd Avg Maturity 6.0 Years (in thousands, except percentages) Note: All data is as of 3/31/2024. 1. Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Financial Measures section in the Appendix 2. Weighted average interest rate reflects interest expense only and excludes any facility fees or other associated expenses. RESULTS – BALANCE SHEET POSITIONED FOR GROWTH $30,193 $99,527 $49,353 $65,810 $29,183 $146,902 $78,850 $88,906 $357 $40,000 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Mortgage LOC Private Placement 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 2023 2024 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter

centerspacehom es. com 12 ▪ Acquired 34 communities for $1.5 billion through unique deal structuring which has provided a competitive advantage in transaction market ▪ $599 million of dispositions as we have reduced our exposure to less efficient communities in lower-growth markets 2017 Today(1) Communities 100 70 Homes 13,212 12,883 Homes per Community 132 184 Average Monthly Rent $980 $1,551 % of NOI in 50 Largest MSAs 13% 57% % of NOI by Market – Today vs 2017 (1) Q4 2023 multifamily only adjusted for February 2024 sales INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 Improvement since 2017 driven by disciplined capital allocation and creative deal structuring $972.5M $435.9M $92.9M Acquisition Structure Cash OP Unit Development While similar in total number of homes, investment and disposition activity has resulted in a more efficient and higher quality portfolio 0% 10% 20% 30% 40% Today 2017

INNOVATION – RECENT CAPITAL RECYCLING ACCRETIVE TO PORTFOLIO QUALITY AND FINANCIAL PERFORMANCE





SEPTEMBER 2023 & FEBRUARY 2024 DISPOSITIONS
MINOT, ND & MINNEAPOLIS, MN

Communities	6	Homes	917+ 50k SF office
Avg. Monthly Rent/Home	$1,072	Homes/Community	153
Avg Community Age	30 Years	NOI Margin	52.1%

- Centerspace recently completed the sale of six communities for gross proceeds of $101.4mm. These communities had lower rents, lower margin and higher capex needs
- Sale proceeds fund the acquisition of Lake Vista Apartment Homes, share repurchases, and the Trident Avalon preferred financing loan

OCTOBER 2023 ACQUISITION
LAKE VISTA APARTMENT HOMES, FORT COLLINS, CO

Communities	1	Homes	303
Avg. Monthly Rent/Home	$1,866	Homes/Community	303
Avg Age (Years)	12	NOI Margin	67.9%

SHARE REPURCHASES[1]

Shares Repurchased	~180,000	Share repurchase price	$53.00

PREFERRED FINANCING OVERVIEW
TRIDENT AVALON DEVELOPMENT, INVER GROVE HEIGHTS (MINNEAPOLIS), MN

CSR Loan Amount	$15.1mm	Total Project Cost	$68.8mm
CSR Last Dollar LTC	87%	Interest Rate	10%
CSR Amount Funded to Date [2]	$8.8mm	Purchase Option Discount	7%

1. Share repurchases include those repurchased in open market transactions between Nov. 2, 2023 and March 31, 2024. The share price includes commissions paid
2. As of March 31, 2024

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centerspacehom es. com DEMOGRAPHIC AND ECONOMIC CONSIDERATIONS MULTIFAMILY FUNDAMENTALS CONSIDERATIONS OTHER CONSIDERATIONS Population Trends Population Characteristics Labor Force Health Employment Economic Composition Rents Occupancy Market Size and Liquidity Supply and Demand General Housing Environment Focused in-market relationships Business and regulatory environment Operating platform scale Cultural vibrancy We assess our portfolio on a quarterly basis to determine relative performance and outlook of our existing communities. Disposition focus is placed on communities that recurringly screen in the bottom tier of our portfolio. Sustainability INNOVATION – APPROACH TO INVESTMENTS & DISPOSITIONS 14

centerspacehom es. com 15Regency Park – St Cloud, MN GEOGRAPHIC FOCUS (% OF UNITS) Source: SNL, March 11, 2024, adjusted for CSR dispositions INNOVATION – GEOGRAPHIC DIFFERENTIATION PUBLIC MULTIFAMILY REIT MARKET OVERVIEW 24% 3% 5% 8% 5% 76% 21% 6% 43% 54% 4% 100% 27% 14% 31% 24% 7% 5% 86% 34% 71% 21% 74% 25% 76% 91% 18% 19% 7% 21% 11% 24% 5% 75% 3% 30% 19% 17% 15% 95% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast

INNOVATION – COMPETITIVE ADVANTAGE IN MINNEAPOLIS



MARKET HIGHLIGHTS

- 27 CSR communities, 4,711 homes, scaled portfolio with opportunities in operating partnership unit transactions, mezzanine financing and development participation, and capital recycling
- 16th largest MSA, 3.7M population
- 15 Fortune 500 companies headquartered
- Diversified economy with large presence of healthcare, finance, food production and retail employers
- $91,341 median household income is 22% higher than the United States median
- 113,273 forecasted job additions between 2020-2030 (+6.2%)

CSR HIGHLIGHTS


Location by NOI
10%
31%
59%
Urban Core
Inner Ring
Outer Ring
Asset Class by NOI
41%
59%
Class A
Class B



Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis

CSR Portfolio NOI %	34%
CSR Minneapolis Portfolio Average Rent	$1,531
CSR 2023 Average Annual Income	$98,203
CSR 2023 Rent-to-Income Ratio	22.7%
CSR Q4 2023 Minneapolis Portfolio Occupancy %	95.3%
Median Single-Family Home Value	$365,325
Unemployment Rate	2.4%

Source: FRED, Zillow
Note: Data as of 12/31/23, adjusted for CSR dispositions. Occupancy refers to average financial occupancy.

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centerspacehom es. com 17 ▪ 7 CSR communities, 2,104 homes, entered Denver Q4 2017 and achieved critical mass ▪ 19th largest MSA, 3.0M population ▪ 21 Fortune 1,000 companies headquartered in Colorado ▪ Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers ▪ $98,975 median household income is 32% higher than the United States median ▪ 364,311 forecasted job additions between 2020-2030 (+23.2%) MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor CSR Portfolio NOI % 23% CSR Denver Portfolio Average Rent $1,985 CSR 2023 Average Annual Income $119,541 CSR 2023 Rent-to- Income Ratio 24.2% CSR Q4 2023 Denver Portfolio Occupancy % 95.3% Median Single-Family Home Value $588,819 Unemployment Rate 3.3% INNOVATION – GROWTH IN DENVER CSR HIGHLIGHTS 100% Asset Class by NOI Class A 41% 59% Location by NOI Urban Suburban Source: FRED, Zillow Note: Data as of 12/31/23, Occupancy refers to average financial occupancy

INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE

Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

Region	% of NOI[1]	Population	Market Homes	Median Household Income	Unemployment Rate	3-Month Avg Job Growth	Median Single-Family Home Value	Trailing 12-Month Net Deliveries[4]	Market Vacancy[4]	YoY Market Rent Growth[4]	Homes Under Construction / % of Stock[4]	CSR YTD Avg Annual Income[5]	CSR YTD Rent-To-Income Ratio[5]
Minneapolis, MN	33.8%	3,693,729	273,528	$91,341	2.4%	1.5%	$365,325	11,609	7.9%	1.1%	12,620 / 4.6%	$98,203	22.7%
Denver, CO	22.7%	2,985,871	293,741	$98,975	3.3%	-0.7%	$588,819	11,971	8.7%	1.2%	28,593 / 9.7%	$119,541	24.2%
North Dakota [2]	11.3%	237,990	16,725	$72,279	1.8%	0.8%	$288,441	424	5.0%	2.8%	0 / 0.0%	$97,302	21.3%
Rochester, MN	9.4%	228,073	11,287	$85,369	2.0%	3.6%	$306,316	962	11.3%	-0.4%	704 / 6.2%	$120,578	22.6%
Other Mountain West [3]	8.8%	335,367	15,328	$74,901	3.0%	1.2%	$367,265	1,767	13.4%	1.4%	413 / 2.7%	$81,539	23.0%
Omaha, NE	6.2%	976,671	81,708	$79,638	2.4%	1.4%	$276,279	2,963	6.6%	3.1%	2,206 / 2.7%	$100,788	20.8%
St. Cloud, MN	5.0%	201,868	16,015	$71,370	2.8%	0.1%	$283,201	575	5.5%	3.2%	50 / 0.3%	$90,609	21.6%
Fort Collins, CO	2.8%	366,778	17,634	$88,403	2.8%	3.3%	$549,493	462	7.5%	1.8%	2,201 / 12.5%	$128,334	25.9%

Note: Median household income, unemployment rate, 3-month avg job growth, median home value, CSR avg annual income, and CSR rent-to-income ratio are weighted by NOI contribution of metro/micro market within North Dakota and Other Mountain West. Market vacancy and rent growth are weighted by total inventory of homes in each metro/micro market. All other data is summation of each metro/micro market

Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar
1. Q4 2023 multifamily only adjusted for February 2024 sales
2. Includes Bismarck, ND and Grand Forks, ND
3. Includes Billings, MT and Rapid City, SD
4. As of Q4 2023
5. Yardi Resident Screening data for all approved applicants as of 12/31/23

- 726k apartment homes in CSR portfolio markets, set against 23M total apartment homes in United States
- Centerspace resident rent-to-income ratio of approximately 21%-26% by market compares to 30% United States median rent-to-income ratio

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INNOVATION – PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT & SUPPLY

Creditworthiness of residents produces strong rent collection rates; low unemployment in Centerspace portfolio markets can insulate performance in recessionary conditions

Measured supply pipeline in Centerspace portfolio markets allows the ability to drive rent growth and retain occupancy


December 2023 Weighted Average Unemployment Rate
State Unemployment Rate Weighted by Home Count
2.8%
3.5%
3.5%
3.7%
3.7%
3.7%
3.8%
3.8%
4.2%
4.3%
4.9%
CSR
MAA
IRT
CPT
United States
AIRC
NXRT
UDR
AVB
EQR
ESS

Sources: S&P Global, BLS


Q4 2023 Weighted Average Under Construction % of Inventory
MSA Under Construction % Weighted by Home Count
3.6%
4.5%
4.5%
4.6%
5.6%
5.9%
7.2%
7.8%
8.3%
8.4%
ESS
EQR
AVB
CSR
UDR
AIRC
IRT
CPT
NXRT
MAA

Sources: S&P Global, CoStar

- Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates
- Centerspace's portfolio has the lowest weighted average unemployment rate among public multifamily companies across its markets

- Less competition from new supply allows the ability to push rents while maintaining occupancy
- Among public multifamily companies, Centerspace's markets have the fourth lowest number of homes under construction as a percentage of total market inventory

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centerspacehom es. com 0 20 40 60 80 100 120 140 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 2021 2022 2023 2018-2023 Value Add Spend Actual Spend 2023 Reforecast Achieved Premium U/W Cumulative Premium 1. Includes unit renovations, common area renovations, and other value add projects and calculated as incremental NOI divided by a 6.0% cap rate, net of capital investment. Incremental NOI of $15.3mm calculated as total cost-to-date at 12/31/23 of $101.7mm, multiplied by ROI of 15.1% 2. Midpoint of $25.0mm-27.0mm range noted in most recent FFO Guidance released with Q4 2023 earnings Centerspace’s past and current projects have generated a 15.1% return on investment, resulting in over $154 million of incremental value creation(1) Blended U/W premium in 2023 was $112 per unit, achieved $122 Spend increased from $2.7mm in 2018 to $29.4mm in 2023, with $26.0mm(2) projected in 2024 INNOVATION – HISTORICAL VALUE-ADD GROWTH 20

centerspacehom es. com 21 69.76 61.57 54 56 58 60 62 64 66 68 70 Centerspace ORA Score National Property Average ORA Score 2024 J Turner ORA Score (As of 3/1/2024) ORA TOP PERFORMER Red 20 Apartments in Minneapolis, MN was named to the 2023 Elite 1% in the J Turner Research 2023 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. *Reflects all properties in the portfolio as of the reporting date Red 20 SERVICE – ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL 3.38 3.49 3.51 3.61 3.81 3.85 3.25 3.35 3.45 3.55 3.65 3.75 3.85 3.95 1/1/2020 1/1/2021 1/1/2022 1/1/2023 1/1/2024 3/1/2024 LIFETIME AVERAGE REPUTATION SCORES* (As of 3/1/2024)

centerspacehom es. com 22 ENVIRONMENTAL SOCIAL GOVERNANCE • Established formal ESG targets and published them for the first time in the 2022 annual report • Submitted our second annual GRESB submission and increased our score 15%, from 55 in year one to 63 in year two • Implemented smart home technology at 55% of Centerspace communities (1) • Maintain a Supermajority Independent Board with 87.5% of board members being independent • Senior leadership team is 59.3% female and Board of Trustees is 62.5% female • Received a #1 governance score from Institutional Shareholder Services • Donated $75,710 to national, regional, and diversity-promoting charities in 2023 • Named a Top Workplace by the Minneapolis Star Tribune for the fourth consecutive year • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed 2,623 volunteer hours in 2023 LEADING ORGANIZATION IN DIVERSITY, EQUITY, AND INCLUSION TOP WORKPLACE FOR FOUR CONSECUTIVE YEARS SEVEN MADACS AWARDS IN 2023 ENGAGEMENT – ESG HIGHLIGHTS AWARDS & RECOGNITION 1. As of Feb. 29, 2024

centerspacehom es. com 23 EXECUTIVE MANAGEMENT TEAM Anne Olson President & CEO Bhairav Patel EVP & CFO ISS rated top score of 1 - indicating highest quality corporate governance practices and lowest governance risk SENIOR LEADERSHIP TEAM Susan Picotte SVP, Asset Management & Operations Support Jim Mitchell VP, Facilities Kelly Weber SVP, Strategic Services Grant Campbell SVP, Investments Jean Denn SVP, Operations Julie Ellis SVP, Chief Accounting Officer Julie Letner SVP, Talent and Culture Brad Abel SVP, Information Technology Joe McComish VP, Finance ENGAGEMENT – BEST-IN-CLASS GOVERNANCE

centerspacehom es. com GEOGRAPHIC DIFFERENTIATION VALUE KEY TAKEAWAYS PROVEN EXECUTION 24

centerspacehom es. com 25 APPENDIX

centerspacehom es. com 26 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate asse ts diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments and assists management and investors in comparing those operating resu lts between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definitio n of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service i ndebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional informatio n to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performa nce, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP .

RECONCILIATION TO NON-GAAP MEASURES

	Three Months Ended (in thousands)				
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Funds From Operations					
Net (loss) income available to common shareholders	$ (5,512)	$ (9,764)	$ 6,167	$ (3,470)	$ 41,964
Adjustments:					
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,079)	(1,917)	1,204	(712)	8,566
Depreciation and amortization	27,012	26,617	24,697	24,371	25,993
Less depreciation – non real estate	(85)	(85)	(56)	(89)	(91)
Less depreciation – partially owned entities	(24)	(22)	(20)	(19)	(19)
Impairment of real estate investments	—	5,218	—	—	—
Loss (gain) on sale of real estate and other assets	577	82	(11,235)	71	(60,159)
FFO applicable to common shares and Units	**$ 20,889**	**$ 20,129**	**$ 20,757**	**$ 20,152**	**$ 16,254**
Adjustments to Core FFO:					
Non-cash casualty (gain) loss	702	535	854	(52)	13
Interest rate swap termination, amortization, and mark-to-market	197	31 5	32 4	15 9	13 8
Amortization of assumed debt	263	136	(116)	(116)	(116)
Severance and transition related costs	—	(10)	—	(19)	3,199
Loss on litigation settlement and one-time trial costs[1]	37	1,035	34	3,201	—
Other miscellaneous items[2]	(42)	(35)	(129)	(22)	54
Core FFO applicable to common shares and Units	**$ 22,046**	**$ 22,105**	**$ 21,724**	**$ 23,303**	**$ 19,542**
FFO applicable to common shares and Units	$ 20,889	$ 20,129	$ 20,757	$ 20,152	$ 16,254
Dividends to preferred unitholders	160	160	160	160	160
FFO applicable to common shares and Units - diluted	**$ 21,049**	**$ 20,289**	**$ 20,917**	**$ 20,312**	**$ 16,414**
Core FFO applicable to common shares and Units	$ 22,046	$ 22,105	$ 21,724	$ 23,303	$ 19,542
Dividends to preferred unitholders	160	160	160	160	160
Core FFO applicable to common shares and Units - diluted	**$ 22,206**	**$ 22,265**	**$ 21,884**	**$ 23,463**	**19,702**
Per Share Data					
Net income (loss) per share and Unit - diluted	**$ (0.37)**	**$ (0.65)**	**$ 0.41**	**$ (0.23)**	**$ 2.76**
FFO per share and Unit - diluted	**$ 1.16**	**$ 1.11**	**$ 1.15**	**$ 1.11**	**$ 0.89**
Core FFO per share and Unit - diluted	**$ 1.23**	**$ 1.22**	**$ 1.20**	**$ 1.28**	**$ 1.07**
Weighted average shares - basic	14,922	15,013	14,989	14,949	15,025
Effect of redeemable operating partnership Units	854	862	908	965	968
Effect of Series D preferred units	228	228	228	228	228
Effect of Series E preferred units	2,078	2,087	2,093	2,103	2,118
Effect of dilutive restricted stock units and stock options	20	31	28	24	20
Weighted average shares and Units - diluted	18,102	18,221	18,246	18,269	18,359

1. Consists of $37,000 in associated trial costs related to the litigation matter for the three months ended March 31, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
2. Consists of (gain) loss on investments and pursuit costs.

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RECONCILIATION TO NON-GAAP MEASURES

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	Three Months Ended (in thousands)				
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Adjusted EBITDA					
Net income (loss) attributable to controlling interests	$ (3,905)	$ (8,156)	$ 7,774	$ (1,863)	$ 43,571
Adjustments:					
Dividends to Series D preferred unitholders	160	160	160	160	160
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,079)	(1,918)	1,204	(712)	8,566
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$ (4,824)	$ (9,914)	$ 9,138	$ (2,415)	$ 52,297
Adjustments:					
Interest expense	9,193	8,900	8,542	8,626	10,305
Depreciation/amortization related to real estate investments	26,988	26,595	24,675	24,351	25,971
Impairment of real estate investments	—	5,218	—	—	—
Non-cash casualty (gain) loss	702	535	854	(52)	13
Interest income	(280)	(316)	(187)	(248)	(92)
(Gain) loss on sale of real estate and other investments	577	83	(11,235)	71	(60,159)
Severance and transition related costs	—	(10)	—	(19)	3,199
Loss on litigation settlement and one-time trial costs[1]	37	1,035	34	3,201	—
Other miscellaneous items[2]	(42)	(35)	(129)	(22)	54
Adjusted EBITDA	$ 32,351	$ 32,091	$ 31,692	$ 33,493	$ 31,588

1. Consists of $37,000 in associated trial costs related to the litigation matter for the three months ended March 31, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
2. Consists of (gain) loss on investments and pursuit costs.

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centerspacehom es. com 29 Reconciliations of Operating Income to Net Operating Income Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES Outlook Three Months Ended Year Ended 3/31/2024 12/31/2024 Actual Low High Operating income $ 4,075 $ 19,080 $ 22,930 Adjustments: General and administrative and property management expenses 6,953 28,000 27,500 Casualty loss 820 1,850 1,750 Depreciation and amortization 27,012 106,098 105,298 (Gain) loss on sale of real estate and other assets 577 600 575 Loss on litigation settlement — 125 100 Net Operating Income $ 39,437 $ 155,753 $ 158,153